UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 13, 2003

AMPEX CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	0-20292	13-3667696
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1228 Douglas Avenue

Redwood City, California 94063-3117

(Address and zip code of principal executive offices)

Registrant’s telephone number, including area code:

(650) 367-2011

Item 12.	Results of Operations and Financial Condition.

On August 13, 2003, Ampex Corporation issued a press release announcing its financial results for the fiscal quarter ended June 30, 2003. A copy of the press release is furnished (not filed) as Exhibit 99.1 to this report.

Item 7.	Financial Statements and Exhibits.

(c)	Exhibits.

The following Exhibit is filed herewith:

99.1        Press Release dated August 13, 2003.

[SIGNATURE PAGE FOLLOWS]

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

AMPEX CORPORATION

By:	/s/ JOEL D. TALCOTT
Joel D. Talcott Vice President and Secretary

Date: August 13, 2003

EXHIBIT INDEX

Exhibit Number		Description

99.1	*	Press Release dated August 13, 2003.

*	Filed herewith.